UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2020

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2020, NortonLifeLock Inc. (the “Company”) announced that Matthew Brown, its Vice President and Chief Accounting Officer, will step down from his position effective November 6, 2020.   Mr. Brown’s decision to leave the Company was not due to any disagreement relating to the Company’s management, policies, or practices. Upon Mr. Brown’s departure, Natalie Derse, the Company’s Chief Financial Officer, will assume the responsibility of Principal Accounting Officer.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of the Company was held on September 8, 2020. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Sue Barsamian	466,136,239	6,883,669	319,734	42,951,498
Eric K. Brandt	444,163,347	28,687,746	488,549	42,951,498
Frank E. Dangeard	458,243,459	14,762,261	333,922	42,951,498
Nora M. Denzel	467,934,522	5,088,863	316,257	42,951,498
Peter A. Feld	457,572,344	15,398,085	369,213	42,951,498
Kenneth Y. Hao	452,888,143	20,086,754	364,745	42,951,498
David W. Humphrey	452,883,051	20,117,045	339,546	42,951,498
Vincent Pilette	461,334,361	11,648,530	356,751	42,951,498

Each of the eight nominees was elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
508,612,418	7,382,695	296,027	0

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
414,011,407	58,168,265	1,159,970	42,951,498

The proposal was approved.

Proposal 4: Stockholder proposal regarding political spending disclosure:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,010,175	429,773,064	2,556,403	42,951,498

The proposal was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 8, 2020	By:	/s/ Bryan S. Ko
Bryan S. Ko Chief Legal Officer and Corporate Secretary